adsmart                MediaPlus Campaign Insertion Order
                        Scott Mahoney, Account Executive

           Email: smahoney@adsmart.net         FAX: 818-712-9862

            Date: 12/6/99 Avails Checked [x]     This I/O [ ] IS
                      [X] IS NOT accompanied by Agency I/O

                              Campaign Information
  [ ] New Advertiser/Agency                [x] Existing Advertiser/Agency

Agency Name:                                 Client Name: Acceleration Software
Job I/O# 5031                                Campaign reference Name: Webcel7
Street Address: 1223 NW Finn Hill Road       Campaign Flight Date: 12/8/99 to
                                                                      12/31/2000
City/State/Zip: Poulsbo, WA 98370            Impressions: 778000000
Contact: Clint Ballard                       Gross CPM: $        Net CPM: $   2
Contact Email: clint@accelerationsw.com      Total Campaign Value (Gross): $
Phone: 360-697-9260    Fax: 360-598-2450     Total Campaign Value (Net):
                                                                  $ 1,556,000.00
Do NOT Bill to Agency   [ ](Enter Billing Instruction in Special Instructions
                                          Section)

                                  Campaign Type
Buy Type            [ ] Open Inventory*           [x] Guaranteed Inventory
*Open Inventory campaigns are automatically pre-empted by Guaranteed Inventory campaigns and do not guarantee any specific web site delivery or impression volume. ** Advertiser agrees to pay for any impression delivered.

Network:       Description:

1. [ ] RON*    (Run Of Network, Guaranteed or Open Inventory Available) *Please
               note that the sites included in the RON buy and the Guaranteed of Open inventory status may vary based upon the CPM price and are subject to Adsmart management approved.
2. [x] TRON*   (Targeted Run of Network, ie: area code/browser/os, Guaranteed or
               Open Inventory Available)

                     Online Demographics: [ ] ALL (Default)
[ ] Domain     [ ] Countries       [ ] Browser    [ ] Internet Service Provider
[ ] SIC        [ ] Area Code       [ ] OpSystem   [ ] Time of Day/Days of Week

                             Creative Banner Details
Creative Contact: Clint Ballard    Email: clint@accelerationsw.com     Phone #:
                                                                    360-697-9260
Creative URL Link: Will be provided            Creative Art Text:
Creative Pck-up Site:                            [ ] Creative in email to follow
[x] GIF        [x] HTML*, **      [ ] ReDirect   [ ] Interstital*
                                                 [ ] Full Page       [ ] Other*
      *Site Requires Javescript Tag. ** HTML must not include any Cgf's.*,
                   ** Requires 3-5 business days for testing.

Banners Specs - max 12K/Button Specs - max 4K (Max 4 loops)   Send Creatives to:
                                                             banners@adsmart.net

                                Reporting Details
Reporting Contact: Clint Ballard   Email: clint@acceleration.com        Phone #:
                                                                    360-697-9260
Agency Reporting Template  [ ] Yes*   [x] No     Reporting Schedule: Weekly [ ]
                                   Monthly [ ]
   *Please forward reporting template to        Reporting Special Instructions:
   reports@adsmart.net in digital format.

                              Special Instructions
24 hour creative change notice. 3 day cancel notice. Run with a 3 cap Frequency. Stream-line the impressions so that 2 million impressions served per day. Webcelerator has the option to increase or decrease impression depending on the current impression level. To run on windows 95, 98 and NT environments only. Filter out all other operating systems.

                                    Signature
                         AUTHORIZED AGENCY REPRESENTIVE

/S/ Clint Ballard                Clint Ballard                    12/7/99
Authorized Signature         Print Name                         Date